Geneva SMID Cap Growth Fund
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 96.1%	Shares	Value
Aerospace - 1.8%
HEICO Corp. - Class A	3,153	$ 819,181

Apparel Retailers - 4.1%
Burlington Stores, Inc. (a)	5,570	1,803,733

Building Climate Control - 6.9%
AAON, Inc.	16,280	2,282,456
Watsco, Inc.	2,075	761,733
		3,044,189

Building, Roofing/Wallboard and Plumbing - 3.4%
Advanced Drainage Systems, Inc.	10,784	1,500,701

Computer Services - 0.9%
EPAM Systems, Inc. (a)	4,018	411,684

Construction - 2.6%
Construction Partners, Inc. - Class A (a)	9,719	1,131,972

Consumer Services: Misc. - 5.6%
Copart, Inc. (a)	25,569	837,896
Rollins, Inc.	34,541	1,644,152
		2,482,048

Defense - 3.2%
Axon Enterprise, Inc. (a)	3,177	1,425,583

Diversified Retailers - 2.1%
Ollie's Bargain Outlet Holdings, Inc. (a)	11,196	913,930

Electronic Equipment Gauges and Meters - 6.6%
Keysight Technologies, Inc. (a)	8,548	2,892,045

Engineering & Contracting Services - 3.1%
Exponent, Inc.	23,251	1,355,998

Health Care Management Services - 2.5%
HealthEquity, Inc. (a)	12,383	1,089,580

Insurance Brokers - 1.7%
Ryan Specialty Holdings, Inc.	23,569	750,673

Investment Services - 0.8%
MarketAxess Holdings, Inc.	2,635	342,655

Medical Equipment - 6.4%
Globus Medical, Inc. - Class A (a)	17,352	1,420,782
Repligen Corp. (a)	11,233	1,392,330
		2,813,112

Medical Supplies - 2.2%
Bio-Techne Corp.	18,522	957,217

Metal Fabricating - 6.0%
RBC Bearings, Inc. (a)	4,599	2,630,444

Nondurable Household Products - 2.9%
Church & Dwight Co., Inc.	13,252	1,267,289

Production Technology Equipment - 6.5%
Novanta, Inc. (a)	8,535	1,359,882
Onto Innovation, Inc. (a)	5,775	1,491,336
		2,851,218

Professional Business Support Services - 7.2%
ExlService Holdings, Inc. (a)	50,296	1,460,093
Fair Isaac Corp. (a)	710	887,919
UL Solutions, Inc.	8,469	842,665
		3,190,677

Property & Casualty Insurance - 2.1%
Kinsale Capital Group, Inc.	3,065	934,120

Real Estate Services - 1.3%
CoStar Group, Inc. (a)	18,130	583,786

Recreational Products - 1.6%
Pool Corp.	3,850	698,390

Semiconductors - 4.2%
Monolithic Power Systems, Inc.	1,176	1,841,863

Software - 6.8%
Bentley Systems, Inc. - Class B	15,924	519,759
Descartes Systems Group, Inc. (a)	12,934	954,141
HubSpot, Inc. (a)	1,757	387,647
Tyler Technologies, Inc. (a)	3,663	1,147,069
		3,008,616

Specialty Chemicals - 3.6%
Balchem Corp.	10,093	1,581,876
TOTAL COMMON STOCKS (Cost $40,037,102)		42,322,580

CONTINGENT VALUE RIGHTS - 0.0% (b)	Contracts	Value
Health Care - 0.0% (b)
Abiomed, Inc. (a)(c)	169	212
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		212

SHORT-TERM INVESTMENTS – 4.0%	Shares	Value
Money Market Funds - 4.0%
First American Government Obligations Fund - Class X, 3.55% (d)	1,772,971	1,772,971
TOTAL SHORT-TERM INVESTMENTS (Cost $1,772,971)		1,772,971

TOTAL INVESTMENTS - 100.1% (Cost $41,810,073)		44,095,763

Liabilities in Excess of Other Assets - (0.1)%	(0.00062)	(27,322)
TOTAL NET ASSETS - 100.0%		$ 44,068,441

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $212 or 0.0% of net assets as of May 31, 2026.

(d)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Geneva SMID Cap Growth Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Assets
Common Stocks	$ 42,322,580	$ –	$ –	$ 42,322,580
Contingent Value Rights	–	–	212	212
Money Market Funds	1,772,971	–	–	1,772,971
Total Investments	$ 44,095,551	$ –	$ 212	$ 44,095,763

Refer to the Schedule of Investments for further information on the classification of investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

Geneva SMID Cap Growth Fund The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Investments in Securities
Balance as of 8/31/2025	$ 204
Accrued discounts/ premiums	–
Realized gain (loss)	–
Change in net unrealized appreciation	8
Net purchases (sales)	–
Transfers into and/or out of Level 3	–
Balance as of 5/31/2026	$ 212
Net change in unrealized appreciation of Level 3 assets as of 5/31/2026	$ 8

The Fund received contingent value rights, which are valued as a Level 3 security, as a result of their ownership of Abiomed, Inc. common stock. This Level 3 investment is deemed to be immaterial and does not require disclosure of valuation techniques and inputs used. Level 3 investments totaled 0.00% of the Fund’s net assets.